Ares Acquisition	12 Months Ended
Dec. 28, 2014
Ares Acquisition
Ares Acquisition

4. Ares Acquisition

        On November 15, 2012, pursuant to the Purchase and Sale Agreement (the "Acquisition Agreement") dated as of October 9, 2012, among the stockholders of the Predecessor (the "Sellers") and affiliates of Ares (the "Buyers"), the Ares Acquisition was consummated. Upon completion of the Ares Acquisition, each share of common stock of the Predecessor was cancelled and converted into the right to receive cash for aggregate cash consideration of approximately $669.5 million. In addition, payments in satisfaction of Predecessor stock options aggregated $54.2 million.

        The Ares Acquisition was financed by:

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Borrowings consisting of (i) a $525.0 million, 7-year Term Loan Facility; (ii) a $195.0 million, 8-year second lien term loan credit facility (the "Second Lien Term Loan Facility"); (iii) a $150.0 million, 5-year asset-based revolving credit facility (the "Revolving Credit Facility"), which was drawn for $10.0 million at closing of the Ares Acquisition, (see Note 5, Debt); and

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Equity investment of $290.0 million from affiliates of Ares, $9.2 million from certain management employees of the Predecessor and $10.9 million from the management equity rollover.

        The aggregate consideration for the Ares Acquisition was as follows (in thousands):

Purchase of Predecessor common shares	$669,456
Payment on Predecessor stock options (inclusive of employer payroll taxes)	54,993
Less cash acquired	(92,676)

Cash consideration	631,773
Working capital adjustment	6,231
Tax consideration	19,291
Value of management equity rollover	11,091

Total fair value of net assets acquired	$668,386

        In contemplation of the sale of the Predecessor, the Predecessor Company engaged financial, legal and other advisors to assist in the review of the Predecessor Company's strategic alternatives. The costs associated with the assessment of strategic alternatives and transaction costs incurred in conjunction with the Ares Acquisition included in the consolidated statements of operations and comprehensive (loss) income were $23.9 million for the period January 2, 2012 through November 14, 2012.

        The cash consideration paid at the closing of the Ares Acquisition was based in part on an estimated closing working capital as of the closing date of November 15, 2012 (the "Closing Date"). The Acquisition Agreement provided for a purchase price adjustment based upon a final closing working capital statement to be prepared after the Closing Date, which would be subject to the review and agreement of both the Sellers and the Buyers. As of December 29, 2013, the Sellers and Buyers reached agreement on the final calculation of the closing working capital statement resulting in a working capital adjustment to purchase price of $6.4 million, or $2.5 million greater than the estimated working capital adjustment. As such, the purchase price was increased by $2.5 million. Accordingly, the Company's prior year consolidated balance sheets and consolidated statements of cash flows have been restated to reflect the change in the purchase price. During the year ended December 29, 2013, the Company made additional payments of $6.2 million to the Sellers and increased the value of management equity rollover by $0.2 million. The allocation of the purchase price is final.

        The Acquisition Agreement further provided that any income tax refunds or credits actually received by the Company relating to the Predecessor Company tax periods or any benefit of any overpayment of income taxes relating to the Predecessor Company tax periods that is applied to a Successor taxable period would inure to the benefit of the Sellers. The Company estimated an income tax refund receivable in the amount of $17.3 million related to the Predecessor tax periods, which was reflected on the Company's consolidated balance sheet as of December 30, 2012. The Company recorded a corresponding payable of $17.3 million to the Sellers. The estimated income tax refund receivable increased by $2.0 million in 2013 and the Company recorded a corresponding additional payable of $2.0 million to the Sellers. During the years ended December 28, 2014 and December 29, 2013, the Company paid a total of $0.2 million and $16.7 million, respectively, to the Sellers related to the Predecessor tax periods.

Allocation of Purchase Price

        The Ares Acquisition was accounted for as a business combination in accordance with ASC 805 whereby the purchase price paid to effect the acquisition was assigned to the assets acquired and the liabilities assumed based on their fair values at the acquisition date. The determination of fair value included the consideration of various factors including quoted market prices, expected future cash flows, current replacement costs, market rate assumptions, and appropriate discount and growth rates.

        The following table below sets forth the fair values of the assets acquired and liabilities assumed (in thousands):

Ares Acquisition
Current assets, less cash acquired	$279,624
Property, plant, and equipment	248,944
Capitalized software	15,766
Finite-lived/amortizable intangible assets	68,000
Indefinite-lived trade names	265,000
Goodwill	611,242
Investment in SFDN	9,400
Other assets	46,277
Current liabilities	(251,661)
Debt	(304,074)
Deferred taxes	(135,865)
Other liabilities	(184,267)

$668,386